UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2005

American Medical Alert Corp.

(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York		11572
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (516) 536-5850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 14, 2005, the Company issued a press release announcing the results of operations for the fiscal quarter ended September 30, 2005. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

99.1                           Press release of American Medical Alert Corp., issued November 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:                    November 14, 2005

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Richard Rallo
Name: Richard Rallo
Title: Chief Financial Officer